                                                                    Exhibit 3(d)

                             CHECKFREE CORPORATION
          NUMBER                                               SHARES

         C-

    INCORPORATED UNDER THE LAWS OF                      CUSIP 162813 1 09
       THE STATE OF DELAWARE

                                 COMMON SHARES

 THIS CERTIFIES THAT



 IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE OF

          ------------------ CHECKFREE CORPORATION ------------------

transferable on the books of the corporation by the holder of this certificate in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.


Dated                                              CHECKFREE CORPORATION



        Secretary                                  Chairman of the Board


                                                    AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:
                  FIFTH THIRD BANK
                (CINCINNATI, OHIO)                               TRANSFER AGENT



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                             CHECKFREE CORPORATION

     WILL MAIL TO ANY OF ITS STOCKHOLDERS, WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF SUCH OTHER CLASS OR CLASSES AND SERIES
OF SHARES, IF ANY, WHICH THE COMPANY MAY BE AUTHORIZED TO ISSUE AT ANY TIME
SUCH REQUEST IS MADE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as if though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT-__________________ Custodian _________________________
TEN ENT - as tenants by the entities                               (Cust)                           (Minor)
 JT TEN - as joint tenants with
          right of survivorship and                     under Uniform Gifts to Minors
          not as tenants in common
                                                        Act _______ ________________________________________________
                                                                                       (State)

     Abbreviations in addition to those in the above list may also be used

For value received,______________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE:

[______________________________________]________________________  _____________

________________________________________________________________  _____________
    Please print or typewrite name and address of assignee


________________________________________________________________  _____________

________________________________________________________________  _____________

________________________________________________________________  _______Shares


represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________________________

_____________________________________________ ________________________ Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________


                                     _____________________  __________________
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular without alteration or enlargement, or any change whatever.




______________________________________________________________________________

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

     This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Rights Agreement by and between the Corporation and Fifth Third Bank, as Rights Agent (the "Rights Agreement"), the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation.

     Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate. Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. The Corporation will mail to the record holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor.